Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Telix Pharmaceuticals Limited (the “Company”) on Form 20-F for the year ended December 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Darren Smith,
Group Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2026	By:	/s/ Darren Smith
Darren Smith
Group Chief Financial Officer (Principal Financial & Accounting Officer)